Exhibit 10.1

Share Pledge Agreement

THIS SHARE PLEDGE AGREEMENT (this “Agreement”), dated as of September 8, 2016 (the “Effective Date”), is entered into by and between China Ginseng Holdings, Inc. (“Pledgor”), Changchun City Langyin Small Loan Co., Ltd. (former name: Changchun City Jikailong Small Loan Co., Ltd.) (the “Creditor”), and Changzhen Liu, Jilin Huamei Beverage Co., Ltd., Huaxia Ginseng Industry Co., Ltd. (each a “Debtor” and together, the “Debtors”).

During the period from April 2013 to July 2014, Changzhen Liu, Jilin Huamei Beverage Co., Ltd., and Jilin Huaxia Ginseng Industry Co., Ltd. (hereinafter the “Debtors”) on behalf of China Ginseng Holdings Inc., borrowed from the Creditor, on behalf of the Pledgor, certain loans that as of June 1, 2016, the aggregate amount of outstanding principal and interest is RMB 37 million (the “Total Outstanding Balance”). The parties hereto hereby agree as follows:

The Creditor agrees to extend the due date of the Total Outstanding Balance to March 31, 2017 (the “Maturity Date”), and as a consideration, the Pledgor agrees to pledge 10 million restricted shares of common stock of Pledgor (the “Shares”), to the Creditor, at market value of $0.4 per share, an equivalent to RMB 26.6 million (the “Secured Loan”), based upon an exchange rate of 1 USD to 6.65 RMB on the Effective Date.

If the Pledgor fails to repay in full upon the Maturity Date under the terms above (the “Default”), a percentage of the Shares, in proportion to the outstanding amount in default, will be issued by the Pledgor to the Creditor. The amount of RMB 26.6 million of Secured Loan will be deducted from the Total Outstanding Balance.

In the event of Default, the Shares to be issued will be issued pursuant to Regulation S under the Securities Act of 1933, as amended, and as such, shall be restricted. Each certificate representing the Shares shall be endorsed with the following legends, in addition to any other legend required to be placed thereon by applicable federal or state securities laws:

“THE SECURITIESARE BEING OFFERED TO INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE SECURITIES ACT”)) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT.”

“TRANSFER OF THESE SECURITIES IS PROHIBITED, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

In this Agreement and Addendum A, the term "U.S. Person" shall have the meaning ascribed thereto in Regulation S promulgated under the 1933 Act and for the purpose of the Agreement includes any person in the United States.

The Creditor agrees to be subject to the representation and warranties attached as Addendum A, and such distribution limitations under the Regulation S of the Securities Act, as amended.

[Signature Page Follows]

IN WITNESS WHEREOF, Pledgor, Creditor and Debtors have duly executed this Share Pledge Agreement as of the day and year first above written.

Creditor:

Changchun City Langyin Small Loan Co., Ltd.

/s/ Xiaochuang Liu

Name: Xiaochuang Liu

Title: Legal Representative

Debtors:

Jilin Huamei Beverage Co., Ltd.

/s/ Changzhen Liu

Name: Changzhen Liu

Title: Legal Representative

Jilin Huaxia Ginseng Industry Co., Ltd.

/s/ Changzhen Liu

Name: Changzhen Liu

Title: Legal Representative

Changzhen Liu

/s/ Changzhen Liu

Pledger:

China Ginseng Holdings Inc.

/s/ Long He

Name: Long He

Title: Chief Executive Officer

Addendum A

NON U.S. PERSON REPRESENTATIONS AND ACKNOWLEDGEMENT FORM

Name of Recipient: ______________________

CHINA GINSENG HOLDINGS INC.

Ladies and Gentlemen:

1.	Acquirer. I (sometimes referred to herein as the "Acquirer") hereby agree to acquire the Shares pursuant to Regulation S from China Ginseng Holdings Inc. (the "Company”), on the terms and conditions described herein.

2.	Disclosure. (a) I understand that this issuance of Shares is made outside the United States and may not be made to any “U.S. person” as defined in Rule 902(k) under the Securities Act of 1933, as amended (“Securities Act”) (a “Non-U.S. Person”); (b) The Company may not register any transfer of the Shares not made in accordance with Regulation S of the Securities Act (“Regulation S”), pursuant to registration under the Securities Act, or pursuant to an available exemption to registration; provided, however, that if the Shares are in bearer form or foreign law prevents the Company from refusing to register the Shares transfers, other reasonable procedures are implemented to prevent any transfer of the Shares not made in accordance with the Provisions of Regulation S.

3.	Acquirer Representations and Warranties. I acknowledge, represent and warrant to, and agree with, the Company as follows:

(a)	(i) my principal address is outside the United States, (ii) I was located outside the United States at the time any offer to buy the Shares was made to me and at the time that the buy order was originated by me, and (iii) I am not a “U.S. person” (as defined in Rule 902(k) under the Securities Act;

(b)	Any Acquirer of the Shares by me will be for my own account or for the account of one or more other Non U.S. Persons located outside of the United States at the time any offer to buy the Shares was made and at the time that the buy order was originated by me;

(c)	I and any accounts for which I am acting are acquiring the Shares for investment purposes and not with a view to distribution thereof or with any present intention of offering or selling any of the Shares in violation of the Securities Act;

(d)	I will not engage in hedging transactions involving the Shares unless in compliance with the Securities Act;

(e)	I understand that the Shares are being offered in a transaction not involving any public offering within the United States within the meaning of the Securities Act and that the Shares have not been registered under the Securities Act and that the Shares will bear the following legend:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED. THE SHARES WERE ISSUED IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PURSUANT TO REGULATION S PROMULGATED UNDER IT. THE SHARES MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES UNLESS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE. TRANSFERS OF THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT IN ACCORDANE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION. FURTHER, HEDGING TRANSACTIONS WITH REGARD TO THE SHARES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

(f)	I agree to resell the Shares only in accordance with the provisions of Regulation S pursuant to registration under the Securities Act, or pursuant to an available exemption from registration;

(g)	I acknowledge that you, the Company and others will rely upon my confirmation, acknowledgments and agreements set forth herein and I agree to notify you promptly if any of my representations or warranties herein cease to be accurate and complete; and

(h)	I understand that the Company is entitled to rely upon this Acknowledgment and is irrevocably authorized to produce this Acknowledgment or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

Date:

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Recipient Signature

___________________________

Recipient Name (Please print)

Address to which correspondence should be directed:

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